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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 1999



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-19480                58-1651222
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification Number)



                           2840 MT. WILKINSON PARKWAY

                ATLANTA, GEORGIA                               30339
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (770) 444-5300



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 6



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Item 2.   Acquisition or Disposition of Assets.

         On December 17, 1999, the Registrant completed the sale (the "Sale") to J3 Technology Services Corp. ("J3") of the remaining operations of Impact Innovations Group. The Sale was consummated in accordance with the terms of a Stock Purchase Agreement dated November 4, 1999, as amended to reflect the conversion of those operations to the form of a limited liability company. The Sale represents the completion by the Registrant of the disposition of its non-core operations.

         The consideration paid to the Registrant in connection with the Sale was $45 million in cash, subject to certain adjustments. The total consideration paid in the Sale was determined through arm's length negotiations between representatives of the Registrant and J3. Neither the Registrant, nor any of its affiliates had, nor, to the knowledge of the Registrant, did any director or officer or any associate of any such director or officer of the Registrant have, any material relationship with J3 prior to the Sale.

         Impact Innovations Group provides information technology solutions and consulting services, including Internet application development and systems integration services. The Registrant divested Impact's commercial division earlier this year.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

2.1 Stock Purchase Agreement dated as of November 4, 1999, among J3 Technology Services Corp., Impact Innovations Holdings, Inc., Impact Innovations Government Group, Inc. and the Registrant (incorporated by reference to Exhibit 2.3 to Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

99.1     Press Release issued by the Registrant on December 20, 1999.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 27, 1999


                           PER-SE TECHNOLOGIES, INC.



                           By:      /s/ ALLEN W. RITCHIE
                              ----------------------------------------------
                                    Allen W. Ritchie
                                    President and Chief Executive Officer




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                                INDEX TO EXHIBITS

          EXHIBIT
             NO.                      DESCRIPTION OF EXHIBITS
          -------                     ------------------------
          2.1 Stock Purchase Agreement dated as of November 4, 1999, among J3 Technology Services Corp., Impact Innovations Holdings, Inc., Impact Innovations Government Group, Inc. and the Registrant (incorporated by reference to Exhibit 2.3 to Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

          99.1          Press Release issued by the Registrant on December 20,
                        1999.